Fresh Start Accounting - Reorganization Adjustments, Restricted Cash (Details) $ in Millions	7 Months Ended
Sep. 30, 2022 USD ($)
Reorganizations [Abstract]
Payment of net scrap rig proceeds to holders of Prepetition Credit agreement claims	$ (45)
Return of cash collateral to SFL for the amended West Linus lease agreement	(7)
Cash transferred from unrestricted cash for the professional fee escrow account funding	2
Change in restricted cash	$ (50)